INFRARED SYSTEMS INTERNATIONAL

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to SECTION 13 OR 15(d) of The Securities Exchange Act of 1934




                         Date of Report August 11, 2009


                         INFRARED SYSTEMS INTERNATIONAL



            Nevada                           0-17953              38-3767357
(State or other jurisdiction         Commission File Number    (I.R.S. Employer
 of  incorporation or organization)                          Identification No.)

                  15 N. Longspur Drive, The Woodlands, TX 77380
                    (Address of principal executive offices)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (310) 213-2143

                            -------------------------


Check the appropriate box below if the Form 8-K FILING is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Infrared systems International's common stock has been approved for trading on the OTC Bulletin Board on August 11, 2009 under the symbol IFRS.








                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

August 13, 2009                     INFRARED SYSTEMS INTERNATIONAL

                                    By: /s/ GARY E. BALL
                                       _____________________________
                                       Gary E. Ball, President & CEO